UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      December 2, 2004

THE REPUBLIC CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-8597	74-0911766
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5340 Weslayan, P.O. Box 270462
Houston, Texas 77277

(Address of principal executive offices)

(713) 993-9200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Business Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Agreement and Plan of Merger

Item 1.01 Entry into a Material Business Definitive Agreement.

     On December 2, 2004, The Republic Corporation (the “Company”) entered into an Agreement and Plan of Merger (the “Agreement”) with Republic Merger Corp., a wholly-owned subsidiary of the Company. The purposes of the Agreement are to (i) effect a “going private” transaction that will allow the Company to deregister its shares of common stock, $1.00 par value per share, under the Securities Exchange Act of 1934, as amended, and (ii) elect to be taxed under Subchapter S of the Internal Revenue Code of 1986, as amended.

     Subject to and in accordance with the terms of the Agreement, holders of fewer than 250 shares of common stock and shareholders of the Company who do not satisfy the definition of “qualified shareholders” are entitled to receive $58.00 per share in cash. All “qualified shareholders” will continue to own their shares of Company common stock following the merger. Subject to certain exceptions, in order to be a “qualified shareholder” under the Agreement, a shareholder must satisfy all of the following criteria: (i) either individually or together with the shareholder’s spouse, the shareholder must own of record as of the effective time of the merger at least 250 shares of common stock of the Company; (ii) the shareholder must be eligible to be a shareholder of an S corporation under the Internal Revenue Code and deliver to us an executed certificate of eligibility, the form of which will be attached as an appendix to the proxy statement; (iii) the shareholder and shareholder’s spouse (or, if a trust, the person(s) treated as the shareholder(s) under the Internal Revenue Code) must consent to the Company’s election to become an S corporation by delivering to the Company an executed conformed Internal Revenue Service election form, the form of which will be attached as an appendix to the proxy statement; and (iv) the shareholder and shareholder’s spouse (and, if a trust, certain other persons) must deliver to the Company an executed signature page to the Shareholders’ Agreement between the Company and shareholders, the form of which will be attached as an appendix to the proxy statement. A copy of the Agreement is filed as Exhibit 2.0 to this report and is incorporated by reference into this Item 1.01.

     Consummation of the merger is subject to certain contingencies, including the approval of the Company’s shareholders.

     The Company will file a proxy statement and other relevant documents, including a Schedule 13E-3, concerning the proposed going private transaction/Subchapter S election with the Securities and Exchange Commission (“SEC”). INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC’s web site (www.sec.gov). In addition, documents that the Company files with the SEC will be available free of charge from the Company, Attention: Roger Dean Eisemann, Secretary, The Republic Corporation at 5340 Weslayan, P.O. Box 270462, Houston, Texas 77277. The telephone number is (713) 993-9200.

     The directors, executive officers and certain other members of management of the Company may be soliciting proxies in favor of the merger from the Company’s shareholders. For information about these directors, executive officers and members of management, please refer

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to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, which is available at the SEC’s website (www.sec.gov) and from the Company at the address provided in the preceding paragraph.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

     The following exhibits are filed as part of this report:

Exhibit No.	Description

Exhibit 2.0	Agreement and Plan of Merger, dated December 2, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Republic Corporation (Registrant)
Date: December 2, 2004	By:	/s/ J.E. Eisemann, IV
		Name:	J.E. Eisemann, IV
		Title:	Vice President

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